EFFECTIVE AUGUST 23RD, 2004

                                                                    OMB APPROVAL
                                                                    ------------
                                                           OMB Number: 3235-0060
                                                         Expires: March 31, 2006
                                                        Estimated average burden
                                                        hours per response: 28.0


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2004


                          First Consulting Group, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


            Delaware                0-23651                    95-3539020
________________________________________________________________________________
   (State or other jurisdiction    (Commission                (IRS Employer
          of incorporation)        File Number)             Identification No.)

              111 W. Ocean Blvd. 4th Floor,
                      Long Beach, CA                                90802
         (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 23, 2004, FCG announced the appointment of Cora M. Tellez to its Board of Directors and to the Nominating & Governance Committee of the Board of Directors. The Nominating & Governance Committee is now comprised of four members: Stanley R. Nelson (Chair), Robert G. Funari and F. Richard Nichol, each of whom was already on the Committee, and Ms. Tellez. Ms. Tellez was appointed to serve as a Class II member of the Board of Directors and her term will run until the 2006 Annual Meeting of Stockholders, or until her successor is elected and qualified. The Board of Directors increased the number of members from 10 members to 11 members in connection with Ms. Tellez' appointment. The Board has determined that Ms. Tellez is "independent" under the current Nasdaq listing standards.

     The full text of the press release announcing Ms. Tellez' appointment is furnished as Exhibit 99.1 to this report.

     Concurrent with her appointment to the Board of Directors, Ms. Tellez received two option grants to purchase shares of our common stock. Consistent with other newly appointed directors to our Board, Ms. Tellez was granted (i) an option to purchase 4,000 shares of our common stock under our 1997 Non-Employee Directors' Stock Option Plan, which option vests over 12 equal monthly installments; and (ii) an option to purchase 20,000 shares of our common stock under our 1997 Equity Incentive Plan, which option vests 25% after one year and then in 36 equal monthly installments thereafter. Both stock options granted to Ms. Tellez have an exercise price of $5.19 and expire on the earlier of ten years from the date of grant or 12 months after termination of Ms. Tellez' services as non-employee director of the Company (18 months in the event of her death).



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Attached as Exhibit 99.1 to this report is FCG's press release furnished under
Item 5.02 of this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             First Consulting Group, Inc.



Date:  August 23, 2004                 By:   /s/ Michael A. Zuercher
                                             ---------------------------------
                                             Michael A. Zuercher
                                             VP, General Counsel and Secretary